Execution Version

CONFORMING CHANGES AMENDMENT

THIS CONFORMING CHANGES AMENDMENT (this “Agreement”), dated as of June 7, 2023, is entered into by Bank of America, N.A., as administrative agent (“Administrative Agent”), and OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, as borrower (“Borrower”).

RECITALS

WHEREAS, Borrower, the Guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent, have entered into that certain Credit Agreement dated as of April 30, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and

WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for Loans denominated in Dollars should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, Administrative Agent has determined that certain conforming changes are necessary or advisable.

NOW, THEREFORE, in accordance with the terms of the Credit Agreement, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.

2.Agreement.  Notwithstanding any provision of the Credit Agreement or any other Loan Documents to the contrary, the terms set forth on Appendix A shall apply to Loans denominated in Dollars that bear interest at the Eurocurrency Rate (as defined in Appendix A) and the terms set forth on Appendix B shall apply to Loans denominated in Dollars that bear interest at the LIBOR Daily Floating Rate (as defined in Appendix B).  For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to Loans denominated in Dollars and such provisions are not specifically addressed by Appendix A and Appendix B, the provisions in the Credit Agreement shall continue to apply to such Loans denominated in Dollars.

3.Conflict with Loan Documents.  In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.Conditions Precedent.  This Agreement shall become effective on upon proper execution by Administrative Agent and Borrower of a counterpart of this Agreement (such date, the “Amendment Effective Date”).

5.Payment of Expenses.  Borrower agrees to reimburse Administrative Agent for all reasonable and documented fees, charges and disbursements of Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable and documented fees, charges and disbursements of counsel to Administrative Agent (paid directly to such counsel if requested by Administrative Agent).

6.Miscellaneous.

(a)The Loan Documents, and the obligations of Borrower under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement is a Loan Document.
(b)Borrower (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)Borrower represents and warrants that:

(i)The execution, delivery and performance by it of this Agreement is within its corporate powers and has been duly authorized by all necessary corporate action, and do not and will not (A) contravene the terms of its Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which Borrower is party or affecting Borrower or the properties of Borrower or any of its Consolidated Subsidiaries (other than the Loan Documents) or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or the properties of Borrower or any of its Consolidated Subsidiaries are subject; or (C) violate any Law.

(ii)This Agreement has been duly executed and delivered by it. This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and equitable principles relating to enforceability.

(iii)Before and after giving effect to this Agreement, (A) all representations and warranties of Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (provided, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct (provided, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and except that for purposes of this clause (iii)(A), the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and (B) no Event of Default exists.

(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record.  This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

Administrative Agent has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,

as Administrative Agent

By:	/s/ Michelle D. Diggs
Name: Michelle D. Diggs
Title: Officer

BORROWER:	OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer

APPENDIX A

TERMS APPLICABLE TO TERM SOFR LOANS

1.Defined Terms.  The following terms shall have the meanings set forth below:

“Administrative Agent’s Office” means, with respect to Dollars, Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as Administrative Agent may from time to time notify Borrower and the Lenders.

“Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement.

“Base Rate” means the Base Rate, Alternative Base Rate, ABR, Prime Rate or any similar or analogous definition in the Credit Agreement.

“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.

“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Credit Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.

“CME” means CME Group Benchmark Administration Limited.

“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Notice, Continuation/Conversion Notice, or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.

“Dollar” and “$” mean lawful money of the United States.

“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Credit Agreement.

“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Interest Payment Date” means, as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the applicable maturity date set forth in the Credit Agreement; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.

“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by Borrower in its Committed Loan Notice (in the case of each requested Interest Period, subject to availability); provided that:

(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the applicable maturity date set forth in the Credit Agreement.

“Notice of Loan Prepayment” means a Notice of Loan Prepayment, Prepayment Notice, or any similar or analogous definition in the Credit Agreement.

“Required Lenders” means the Required Lenders, Requisite Lenders, Majority Lenders or any similar or analogous definition in the Credit Agreement.

“Responsible Officer” means Responsible Officer, Authorized Officer or any similar or analogous definition in the Credit Agreement.

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“SOFR Adjustment” with respect to Term SOFR means 0.11448% (11.448 basis points) for an Interest Period of one-month’s duration, 0.26161% (26.161 basis points) for an Interest Period of three-month’s duration, and 0.42826% (42.826 basis points) for an Interest Period of six-months’ duration.

“Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous definition in the Credit Agreement.

“Term SOFR” means:

(a)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;

provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.

“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

2.Terms Applicable to Term SOFR Loans.  From and after the Amendment Effective Date, the following terms shall apply to Term SOFR Loans:

(a)LIBOR.  (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars, or to continue an existing Eurocurrency Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR.

To the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate  until the end of the current Interest Period or payment period applicable to such Loan.

(b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.

(i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Term SOFR and Term SOFR Loans, as applicable.  In addition, to the extent the definition of Base Rate in the Credit Agreement refers to the Eurocurrency Rate, such reference shall be deemed to refer to Term SOFR.

(ii) For purposes of any requirement for Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a Term SOFR Loan.

(c)Borrowings, Conversions, Continuations and Prepayments of Term SOFR Loans.  In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement or any other Loan Document:

(i)Term SOFR Loans. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof.  Each Committed Loan Notice shall specify (i) whether Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto.  If Borrower fails to specify a Type of Loan in a Committed Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans.  If Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(ii)Committed Loan Notice. For purposes of a Borrowing of Term SOFR Loans, or a continuation of a Term SOFR Loan, Borrower shall use the Committed Loan Notice attached hereto as Exhibit A.

(iii)Voluntary Prepayments of Term SOFR Loans.  Borrower may, upon notice to Administrative Agent pursuant to delivery to Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Term SOFR Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be received by Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to any date of prepayment of Term SOFR Loans.

(d)Interest.

(i)Subject to the provisions of the Credit Agreement with respect to default interest, each Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Term SOFR for such Interest Period plus the Applicable Rate.

(ii)Interest on each Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(e) Computations.  All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest with respect to Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day.  Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(f)Successor Rates.  The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for Dollars shall be deemed to apply to Term SOFR Loans and Term SOFR, as applicable, and the related defined terms shall be deemed to include Dollars and Term SOFR, as applicable.

APPENDIX B

TERMS APPLICABLE TO SOFR DAILY FLOATING RATE LOANS

1.Defined Terms.  The following terms shall have the meanings set forth below:

“Administrative Agent’s Office” means, with respect to Dollars, Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as Administrative Agent may from time to time notify Borrower and the Lenders.

“Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement.

“Base Rate” means the Base Rate, Alternative Base Rate, ABR, Prime Rate or any similar or analogous definition in the Credit Agreement.

“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.

“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Credit Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.

“CME” means CME Group Benchmark Administration Limited.

“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Notice, Continuation/Conversion Notice, or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.

“Dollar” and “$” mean lawful money of the United States.

“Interest Payment Date” means, as to any SOFR Daily Floating Rate Loan, the last Business Day of each calendar month and the applicable maturity date set forth in the Credit Agreement.

“LIBOR Daily Floating Rate” means the LIBOR Daily Floating Rate, Daily LIBOR Floating Rate or any similar or analogous definition in the Credit Agreement.

“LIBOR Daily Floating Rate Loan” means a Loan that bears interest at the LIBOR Daily Floating Rate.

“Notice of Loan Prepayment” means a Notice of Loan Prepayment, Prepayment Notice, or any similar or analogous definition in the Credit Agreement.

“Required Lenders” means the Required Lenders, Requisite Lenders, Majority Lenders or any similar or analogous definition in the Credit Agreement.

“Responsible Officer” means Responsible Officer, Authorized Officer or any similar or analogous definition in the Credit Agreement.

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“SOFR Adjustment” with respect to the SOFR Daily Floating Rate means 0.11448% (11.448 basis points).

“SOFR Daily Floating Rate” means, for any day, a fluctuating rate of interest, which can change on each Business Day, equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such day, with a term equivalent to one (1) month beginning on that date; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date then the SOFR Daily Floating Rate means such Term SOFR Screen Rate on the first (1st) U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; provided, further, that, if the SOFR Daily Floating Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“SOFR Daily Floating Rate Loan” means a Loan that bears interest at a rate based on the definition of SOFR Daily Floating Rate.

“Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous definition in the Credit Agreement.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a SOFR Daily Floating Rate Loan.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

2.Terms Applicable to SOFR Daily Floating Rate Loans.  From and after the Amendment Effective Date, the following terms shall apply to SOFR Daily Floating Rate Loans:

(a)LIBOR.  (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new LIBOR Daily Floating Rate Loan shall be deemed to be a request for a new Loan bearing interest at the SOFR Daily Floating Rate.

To the extent any Loan bearing interest at the LIBOR Daily Floating Rate is outstanding on the Amendment Effective Date, such Loan shall bear interest at the LIBOR Daily Floating Rate until the end of the payment period applicable to such Loan.

(b) References to LIBOR Daily Floating Rate and LIBOR Daily Floating Rate Loans in the Credit Agreement and Loan Documents.  References to the LIBOR Daily Floating Rate and

LIBOR Daily Floating Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of LIBOR Daily Floating Rate and LIBOR Daily Floating Rate Loan) shall be deemed to include the SOFR Daily Floating Rate and SOFR Daily Floating Rate Loans, as applicable.  In addition, to the extent the definition of Base Rate in the Credit Agreement refers to the LIBOR Daily Floating  Rate, such reference shall be deemed to refer to the SOFR Daily Floating Rate.

(c)Borrowings, Conversions and Prepayments of SOFR Daily Floating Rate Loans.  In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement or any other Loan Document:

(i)SOFR Daily Floating Rate Loans. Each Borrowing and each conversion of Loans from one Type to the other shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by Administrative Agent not later than 11:00 a.m. (Eastern time) on the requested date of any Borrowing of or conversion to SOFR Daily Floating Rate Loans.  Each Borrowing of or conversion to SOFR Daily Floating Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice shall specify (i) whether Borrower is requesting a Borrowing or a conversion of Loans from one Type to the other, (ii) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed or converted, and (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted.  If Borrower fails to specify a Type of Loan in a Committed Loan Notice, then the applicable Loans shall be made as, or converted to, Base Rate Loans.

(ii)Committed Loan Notice. For purposes of a Borrowing of or conversion to SOFR Daily Floating Rate Loans, Borrower shall use the Committed Loan Notice attached hereto as Exhibit B.

(iii)Voluntary Prepayments of SOFR Daily Floating Rate Loans.  Borrower may, upon notice to Administrative Agent pursuant to delivery to Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the SOFR Daily Floating Rate Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be received by Administrative Agent not later than 11:00 a.m. (Eastern time) one Business Day prior any date of prepayment of SOFR Daily Floating Rate Loans.

(d)Interest.

(i)Subject to the provisions of the Credit Agreement with respect to default interest, each SOFR Daily Floating Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the SOFR Daily Floating Rate plus the Applicable Rate.

(ii)Interest on each SOFR Daily Floating Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(e) Computations.  All computations of fees and interest with respect to SOFR Daily Floating Rate Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day.  Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(f)Successor Rates.  The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for Dollars shall be deemed to apply to SOFR Daily Floating Rate Loans and SOFR Daily Floating Rate, as applicable, and the related defined terms shall be deemed to include Dollars and the SOFR Daily Floating Rate, as applicable.

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE
(Term SOFR Loans)

Date: ___________, _____1

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 30, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests (select one)2:

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Term SOFR Loans	For Term SOFR Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Name:

Title:

___________________________

1 Note to Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.

2 Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

EXHIBIT B

FORM OF COMMITTED LOAN NOTICE
(SOFR Daily Floating Rate Loans)

Date: ___________, _____3

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 30, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests (select one)4:

Indicate: Borrowing or Conversion	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: SOFR Daily Floating Rate Loans

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Name:

Title:

___________________________

3 Note to Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.

4 Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.